Exhibit 10.3

PERFORMANCE STOCK UNIT GRANT NOTICE
UNDER THE
NATIONAL VISION HOLDINGS, INC.
2017 OMNIBUS INCENTIVE PLAN
National Vision Holdings, Inc. (the “Company”), pursuant to its 2017 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), hereby grants to the Participant set forth below the number of Performance Stock Units set forth below, which are Restricted Stock Units that are subject to the performance-vesting conditions described herein (the “Performance Stock Units” or “PSUs”). The Performance Stock Units are subject to all of the terms and conditions as set forth herein, in the Performance Stock Unit Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.
Participant:    [Insert Participant Name]
Date of Grant:     [•], 2022
Target Number of Performance
Stock Units:     [Insert Target No. of PSUs Granted] (the “Target PSUs”)
    75% of the Target PSUs shall be subject to performance goals relating to Adjusted Operating Income (the “AOI PSUs”), and 25% of the Target PSUs shall be subject to performance goal relating to ROIC (the “ROIC PSUs”).
Vesting Schedule:    The Participant will have the right to earn between 0% and 200% of the AOI PSUs based on the Company’s achievement of performance goals relating to Adjusted Operating Income, as set forth on Exhibit A, over the Performance Period.
Similarly, the Participant will have the right to earn between 0% and 200% of the ROIC PSUs based on the Company’s achievement of performance goals relating to ROIC, as set forth on Exhibit B, over the Performance Period.
Performance Period:    Fiscal year 2022 through fiscal year 2024.
Performance Conditions:    The number of PSUs that become “Earned PSUs” shall be based on the achievement of the “Performance Conditions” set forth on Exhibit A and Exhibit B.
In fiscal years with 53 weeks, the Committee will adjust the Performance Conditions to a 52-week equivalent.

Calculation of Earned PSUs:    All determinations with respect to whether and to the extent to which a Performance Condition has been achieved shall be made by the Committee in its sole discretion, and the applicable Performance Conditions shall not be achieved and the applicable PSUs shall not become Earned PSUs until the date that the Committee certifies in writing the extent to which such Performance Conditions have been met (such date, the “Determination Date”).
Following the last day of the Performance Period, the Committee shall determine the number of Earned AOI PSUs and the number of Earned ROIC PSUs, as provided in Exhibit A and Exhibit B, respectively.
    Any PSUs which do not become Earned PSUs based on actual performance during the Performance Period shall be forfeited as of the last day of the Performance Period.
Vesting of Earned PSUs:    Any PSUs that become Earned PSUs shall become vested on the later of (i) the Determination Date for the applicable Performance Period and (ii) the third anniversary of the Date of Grant, provided the Participant has not undergone a Termination at the time of such vesting date.
    In the event that the Participant undergoes a Termination for any reason, all unvested PSUs shall be forfeited by the Participant for no consideration as of the date of such Termination.
Notwithstanding the foregoing:
▪In the event that the Participant undergoes a Termination as a result of such Participant’s death or Disability, the PSUs shall become vested assuming achievement of a 100% payout (“Target Performance”), and settled in accordance with the Agreement within sixty (60) days following such Termination.
▪In the event of a Change in Control, PSUs shall be converted into time-based vesting shares of Restricted Stock (the “Converted PSUs”) determined based on the greater of (x) Target Performance and (y) actual performance on the date of the Change in Control. If (i) a successor entity does not assume, convert, or replace the Converted PSUs in connection with the Change in Control or (ii) on or within the twenty-four (24) months following the Change in Control the Participant undergoes a Termination by the Service Recipient without Cause or by such Participant for Good Reason, in each case, such Participant shall fully vest in such Converted PSUs.

[Signatures to appear on following page]

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS PERFORMANCE STOCK UNIT GRANT NOTICE, THE PERFORMANCE STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF PERFORMANCE STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS PERFORMANCE STOCK UNIT GRANT NOTICE, THE PERFORMANCE STOCK UNIT AGREEMENT AND THE PLAN.

NATIONAL VISION HOLDINGS, INC.

__________________________________
By:
Title:

PARTICIPANT1

________________________________

1     To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereof.
[Signature Page to Performance Stock Unit Award]

Exhibit A
PERFORMANCE GOALS
(ADJUSTED OPERATING INCOME)

The Participant may earn a percentage of the AOI PSUs based on the average of the Company’s performance percentage scores against Performance Conditions relating to Adjusted Operating Income for each of the three fiscal years in the Performance Period, as provided in the following tables. In each case, the performance percentage score between performance levels will be determined to the nearest hundredth of a percentage point using linear interpolation.

For purposes of the AOI PSUs, “Adjusted Operating Income” means net income, plus interest expense and income tax provision (benefit), further adjusted to exclude: (i) stock compensation expense, debt issuance costs, loss on extinguishment of debt, asset impairment, secondary offering expenses, management realignment expenses, long-term incentive plan expenses, and other expenses and (ii) margin on unearned revenue.

The Performance Conditions for the first fiscal year in the Performance Period shall be based on achievement of specified annual Adjusted Operating Income goals, as provided in the following table:

Fiscal Year 2022

Degree of Performance Attainment	2022 Adjusted Operating Income (in millions)	Performance Percentage Score (“Payout”)
Maximum		200%
Target		100%
Threshold		50%
Less than Threshold		0%
The Performance Conditions for the second and third fiscal years in the Performance Period shall be based on achievement of goals related to growth in annual Adjusted Operating Income, as provided in the following table:
Fiscal Years 2023 and 2024

Degree of Performance Attainment	Growth in Adjusted Operating Income	Performance Percentage Score (“Payout”)
Maximum		200%
Target		100%
Threshold		50%
Less than Threshold		0%

    As soon as practicable following the end of the first fiscal year, the Committee (or its designee) shall determine the Company’s performance percentage score for such fiscal year and shall determine the actual AOI (the “Baseline AOI”) as of the end of the first fiscal year. At the end of the second fiscal year in the Performance Period, the Committee shall determine (i) the actual AOI as of the end of the second fiscal year in the Performance Period (the “Actual AOI”) and (ii) the percentage growth between the Baseline AOI and the Actual AOI for the second fiscal year as follows:

((Actual AOI for the second year – Baseline AOI) / (Baseline AOI))

As soon as practicable following the end of the second fiscal year, the Committee (or its designee) shall determine the Company’s performance percentage score for such fiscal year.

    For the third fiscal year in the Performance Period, the Committee shall make the same determination with respect to Actual AOI and percentage growth as set forth above; provided, however, that the percentage growth shall be determined between the Actual AOI as of the end of the second fiscal year in the Performance Period and the Actual AOI as of the end of the third fiscal year in the Performance Period.

In the case of any individual merger, acquisition, or divestiture for which the net assets acquired or disposed, on an annualized basis, generate an annual run rate AOI in excess of 2% of the Baseline AOI in the fiscal year such transaction closes (each, an “Excluded Transaction”), the AOI results attributable to such Excluded Transaction shall be excluded from the AOI results for the fiscal year in which such Excluded Transaction closes for purposes of calculating the annual AOI growth for such fiscal year. Notwithstanding the foregoing, for purposes of calculating the annual AOI growth for any fiscal year in the Performance Period after such Excluded Transaction closes, the AOI results attributable to such Excluded Transaction shall be included in the prior fiscal year AOI results, on an annualized basis.

Following the last day of the Performance Period, the Committee shall average the percentage performance scores achieved with respect to each fiscal year in the Performance Period to determine the actual Payout percentage for the AOI PSUs. The number of AOI PSUs that become “Earned PSUs” for the Performance Period shall be equal to (x) the number of Target AOI PSUs multiplied by (y) the applicable Payout percentage earned (calculated as set forth above), rounded up to the nearest whole unit.

Exhibit B
PERFORMANCE GOALS
(ROIC)

The Participant may earn a percentage of the ROIC PSUs based on the average of the Company’s performance percentage scores against Performance Conditions relating to ROIC for each of the three fiscal years in the Performance Period, as provided in the following tables. In each case, the performance percentage score between performance levels will be determined to the nearest hundredth of a percentage point using linear interpolation.

For purposes of the ROIC PSUs, “ROIC” means (Annual Adjusted Operating Income excluding margin on unearned revenue plus annual rent expenses less taxes, divided by (trailing 13 month average adjusted net property, plant and equipment plus trailing 13 month average net working capital plus annual rent expense *6).

The Performance Conditions for the first fiscal year in the Performance Period shall be based on achievement of specified annual ROIC goals, as provided in the following table:

Fiscal Year 2022

Degree of Performance Attainment	2022 ROIC	Performance Percentage Score (“Payout”)
Maximum		200%
Target		100%
Threshold		50%
Less than Threshold		0%
The Performance Conditions for the second and third fiscal years in the Performance Period shall be based on achievement of goals related to growth in annual Adjusted Operating Income, as provided in the following table:
Fiscal Years 2023 and 2024

Degree of Performance Attainment	Growth in ROIC (increase in bps)	Performance Percentage Score (“Payout”)
Maximum		200%
Target		100%
Threshold		50%
Less than Threshold		0%

    As soon as practicable following the end of the first fiscal year, the Committee (or its designee) shall determine the Company’s performance percentage score for such fiscal year and shall determine the actual ROIC (the “Baseline ROIC”) as of the end of the first fiscal year. At the end of the second fiscal year in the Performance Period, the Committee shall determine (i) the actual ROIC as of the end of the second fiscal year in the Performance Period (the “Actual ROIC”) and (ii) the change in bps between the Baseline ROIC and the Actual ROIC for the second fiscal year as follows:

(Actual ROIC for the second year – Baseline ROIC) * 10,000

As soon as practicable following the end of the second fiscal year, the Committee (or its designee) shall determine the Company’s performance percentage score for such fiscal year.

    For the third fiscal year in the Performance Period, the Committee shall make the same determination with respect to Actual ROIC and change in bps as set forth above; provided, however, that the change in bps shall be determined between the Actual ROIC as of the end of the second fiscal year in the Performance Period and the Actual ROIC as of the end of the third fiscal year in the Performance Period.

In the case of any individual merger, acquisition, or divestiture for which the net assets acquired or disposed, on an annualized basis, generate an annual run rate ROIC in excess of 2% of the Baseline ROIC in the fiscal year such transaction closes (each, an “Excluded Transaction”), the ROIC results attributable to such Excluded Transaction shall be excluded from the ROIC results for the fiscal year in which such Excluded Transaction closes for purposes of calculating the annual ROIC growth for such fiscal year. Notwithstanding the foregoing, for purposes of calculating the annual ROIC growth for any fiscal year in the Performance Period after such Excluded Transaction closes, the ROIC results attributable to such Excluded Transaction shall be included in the prior fiscal year ROIC results, on an annualized basis.

Following the last day of the Performance Period, the Committee shall average the percentage performance scores achieved with respect to each fiscal year in the Performance Period to determine the actual Payout percentage for the ROIC PSUs. The number of ROIC PSUs that become “Earned PSUs” for the Performance Period shall be equal to (x) the number of Target ROIC PSUs multiplied by (y) the applicable Payout percentage earned (calculated as set forth above), rounded up to the nearest whole unit.

PERFORMANCE STOCK UNIT AGREEMENT
UNDER THE
NATIONAL VISION HOLDINGS, INC.
2017 OMNIBUS INCENTIVE PLAN
Pursuant to the Performance Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Performance Stock Unit Agreement (this “Performance Stock Unit Agreement”) and the National Vision Holdings, Inc. 2017 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), National Vision Holdings, Inc. (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
1. Grant of Performance Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Performance Stock Units provided in the Grant Notice (with each Performance Stock Unit representing the right to receive one share of Common Stock upon the vesting of such Performance Stock Unit). The Company may make one or more additional grants of Performance Stock Units to the Participant under this Performance Stock Unit Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Performance Stock Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Performance Stock Units hereunder and makes no implied promise to grant additional Performance Stock Units.
2. Vesting. Subject to the conditions contained herein and in the Plan, the Performance Stock Units shall vest and the restrictions on such Performance Stock Units shall lapse as provided in the Grant Notice.
3. Settlement of Performance Stock Units. The provisions of Section 9(d)(ii) of the Plan are incorporated herein by reference and made a part hereof; provided, however, that in no event will settlement of a Performance Stock Unit occur more than thirty (30) days following the expiration of its Restricted Period.
4. Definitions.
(a) The term “Company” as used in this Performance Stock Unit Agreement with reference to employment shall include the Company and its Subsidiaries.
(b) The term “Good Reason” as used in this Performance Stock Unit Agreement shall mean, without the Participant’s prior written consent, the occurrence of any one or more of the following that constitutes a material negative change to the Participant in the service relationship with the Company, or any of its Service Recipients, as applicable: (i) a reduction in the Participant’s annual rate of base salary, (ii) the relocation of the principal place of the Participant’s employment to a location more than fifty (50) miles away, or (iii) the significant diminution of the Participant’s duties and responsibilities. The Participant must make a claim for Good Reason within ninety (90) days following the occurrence of the event giving rise to the claim and terminate employment no later than one hundred and fifty (150) days after the event giving rise to the claim first occurs, or the Participant waives the Participant’s right to claim Good Reason as a result of the event. No Good Reason will exist if the Company cures any of the foregoing within thirty (30) days after the Participant claims Good Reason.

(c) Whenever the word “Participant” is used in any provision of this Performance Stock Unit Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Performance Stock Units may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.
5. Non-Transferability. The Performance Stock Units are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Performance Stock Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Performance Stock Units shall terminate and become of no further effect.
6. Rights as Stockholder. The Participant or a Permitted Transferee of the Performance Stock Units shall have no rights as a stockholder with respect to any share of Common Stock underlying a Performance Stock Unit (including no rights with respect to voting or to receive any dividends or dividend equivalents) unless and until the Participant or the Permitted Transferee shall have become the holder of record or the beneficial owner of such Common Stock.
7. Tax Withholding. The provisions of Section 14(d) of the Plan are incorporated herein by reference and made a part hereof.
8. Notice. Every notice or other communication relating to this Performance Stock Unit Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the General Counsel, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
9. No Right to Continued Service. This Performance Stock Unit Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.
10. Binding Effect. This Performance Stock Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
11. Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Performance Stock Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

12. Governing Law. This Performance Stock Unit Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Performance Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Performance Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.
13. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Performance Stock Unit Agreement (including the Grant Notice), the Plan shall govern and control.